Exhibit 99.5

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED AUGUST 21, 2020, AS SUPPLEMENTED BY THE PROSPECTUS SUPPLEMENT DATED MAY 4, 2022 (COLLECTIVELY, THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE SUBSCRIPTION AGENT, BY CALLING (888) 789-8409.

PULSE BIOSCIENCES, INC.
UNITS SUBSCRIBED FOR UPON
EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Subscription Rights”) to purchase units, each unit consisting of one share of common stock of Pulse Biosciences, Inc., a Delaware corporation (the “Company”), par value $0.001 per share (“Common Stock”) and a warrant to purchase one share of Common Stock (the “Units,” and each, a “Unit”), pursuant to the rights offering described in the Company’s prospectus dated August 21, 2020, as supplemented by the prospectus supplement dated May 4, 2022 (collectively, the “Prospectus”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, Inc., as subscription agent for the rights offering, that (1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), Subscription Rights for the number of Units specified below pursuant to the basic subscription right (as defined in the Prospectus), and on behalf of beneficial owners of Subscription Rights who have subscribed for the purchase of additional Units pursuant to the over-subscription right (as defined in the Prospectus), listing separately below a number of Units corresponding to such beneficial owners’ exercised basic subscription right and a number of Units corresponding to such beneficial owners’ exercised over-subscription right (without identifying any such beneficial owner), and (2) to the extent any beneficial owner has exercised their oversubscription right, each such beneficial owner’s basic subscription right has been exercised in full:

	NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF UNITS SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHT	NUMBER OF UNITS SUBSCRIBED FOR PURSUANT TO OVER-SUBSCRIPTION RIGHT
1.
2.
3.
4.
5.

Name of Bank, Broker, Trustee, Depository or Other Nominee:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

Provide the following information if applicable:

Depository Trust Company (“DTC”) Participant Number

Participant:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

DTC Subscription Confirmation Number(s)